UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 1, 2024
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 1, 2024, 3M Company (“3M”) completed the previously announced separation of its health care business (the “Separation”) through the pro rata distribution of 80.1% of the issued and outstanding shares of common stock, par value $0.01 per share, of Solventum Corporation (“Solventum”) to 3M stockholders (the “Distribution”), in accordance with the Separation and Distribution Agreement, dated March 31, 2024, by and between 3M and Solventum, which is included as Exhibit 2.1 to this Current Report on Form 8-K.

The Distribution was effective at 3:30 a.m., Eastern Time, on April 1, 2024. As a result of the Distribution, Solventum became an independent public company and its common stock is listed under the symbol “SOLV” on the New York Stock Exchange. 3M stockholders of record as of the close of business on March 18, 2024 received one share of Solventum common stock for every four shares of 3M common stock held as of such time, subject to the payment of cash in lieu of fractional shares of Solventum common stock.
Item 9.01. Financial Statements and Exhibits
(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of 3M reflecting the Separation and the Distribution, including the unaudited pro forma condensed consolidated balance sheet as of December 31, 2023; the unaudited pro forma condensed consolidated income statements for the years ended December 31, 2023, 2022 and 2021; and notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.
(d) Exhibits

Exhibit Number	Description
2.1
Separation and Distribution Agreement, dated March 31, 2024, by and between 3M and Solventum Corporation (incorporated by reference to Exhibit 2.1 to 3M Company’s Current Report on Form 8-K, filed on April 4, 2024)

99.1	3M Company unaudited pro forma condensed consolidated financial statements
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai,
Vice President, Associate General Counsel & Secretary
Dated: April 4, 2024